Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

TrueShares Technology, AI & Deep Learning ETF (LRNZ)
(the “Fund”)

July 6, 2020
Supplement to the Fund’s
Summary Prospectus dated February 27, 2020 and
Prospectus and Statement of Additional Information dated February 26, 2020, each as previously supplemented

The Fund is currently managed by TrueMark Investments, LLC, the Fund’s investment adviser (the “Adviser”), and effective July 6, 2020, Black Hill Capital Partners, LLC serves as the Fund’s sub-adviser (the “Sub-Adviser”). Sangbum Kim, CEO of the Sub-Adviser, and Jordan Waldrep, CFA, Chief Investment Officer for the Adviser, serve as the portfolio managers of the Fund. For more information about the Sub-Adviser, please see the Fund’s currently effective Prospectus.

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Please retain this Supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.